Exhibit 99.1 Sanofi Pasteur COVID-19 Vaccine Programs John W. Shiver, Ph.D., Global R&D Head, Sanofi Pasteur ISV Aug 25, 2020 mRNA presentationExhibit 99.1 Sanofi Pasteur COVID-19 Vaccine Programs John W. Shiver, Ph.D., Global R&D Head, Sanofi Pasteur ISV Aug 25, 2020 mRNA presentation

Sanofi's Two COVID-19 Vaccine Approaches

	1	2
Platform	**Baculovirus recombinant vaccine approach[1]**  **Protein Antigen** +  **Adjuvant**	**mRNA vaccine approach[2]**  **mRNA** ➡  **mRNA Formulation**
Advantage	• Licensed recombinant platform[1] • Existing large scale capacity • BARDA collaboration • Collaboration with gsk for proven AS03 adjuvant	• Innovative approach • Significant existing investment in mRNA capacity to be applied towards vaccine • License/Collaboration Agreement with TranslateBIO
Timelines	• Phase I/II study start: Sept 2020 • Earliest potential approval: Jun 2021	• Phase I/II study start: November 2020
Capacity	• Existing capacity for 100-600 million doses • Capacity for >1 billion doses by 2021	• Capacity for 90-360 million doses by 2021

SANOFI PASTEUR

BARDA: Biomedical Advanced Research & Development Authority; GSK: GlaxoSmithKline
(1) Same as that for Flublok®, manufactured with this platform and licensed in the U.S.
(2) In collaboration with Translate Bio

2

mRNA Vaccine Approach to address COVID-19 Pandemic

messenger RiboNucleic Acid (mRNA) + Lipid NanoParticle (LNP)

mRNA vaccine approach



in vitro
Transcription
mRNA
LNP
mRNA-LNP
Formulation

- Deliver mRNA packaged in LNP to the human cell.
- The cell's own machinery is used to translate the mRNA into protein.

- Large scale manufacturing capacity (up to 500 g mRNA batch size)
- Rapid manufacturing timeline
- Cell-free manufacturing process
- No infectious elements
- No risk of integration

SANOFI PASTEUR
TranslateBIO | 3

SARS-CoV-2 mRNA Sequence Design

Full-length pre-fusion stabilized SARS-CoV-2 Spike Protein Structure


GSAS
PP
S1/S2
S2'
SS
RBD
HR1
CD
TM
NTD
SD1
SD2
FP
CH
HR2
CT
QTNSPRRARSVAS
677
689
SRLDKVEAE
982
990



SS – Signal Sequence
NTD – N-Terminal Domain
RBD – Receptor Binding Domain
SD1 – Subdomain 1
SD2 – Subdomain 2
S1/S2 – S1/S2 protease cleavage site
S2' – S2' protease cleavage site
FP – Fusion Peptide
HR1 – Heptad Repeat 1
CH – Central Helix
CD – Connector Domain
HR2 – Heptad Repeat 2
TM – Transmembrane Domain
CT – Cytoplasmic Tail

Wrapp, et.al. Science. 2020
Mar 13;367(6483):1260-1263. doi:
10.1126/science.abb2507. Epub 2020 Feb 19

SANOFI PASTEUR
TranslateBIO
4

mRNA Vaccine Technology NON-LIVE SAFETY IMMUNOGENICITY MANUFACTURING • Induces potent • In vitro transcription • RNA does not • No live pathogens humoral and cell- • No cell culture integrate into the • Sequence specificity mediated immune host genome and • Scalable to large responses • Flexible product is degraded once capacity design • Self-adjuvanting the protein is • Well characterized made 5 *severe acute respiratory syndrome coronavirus 2, (SARS-CoV-2)mRNA Vaccine Technology NON-LIVE SAFETY IMMUNOGENICITY MANUFACTURING • Induces potent • In vitro transcription • RNA does not • No live pathogens humoral and cell- • No cell culture integrate into the • Sequence specificity mediated immune host genome and • Scalable to large responses • Flexible product is degraded once capacity design • Self-adjuvanting the protein is • Well characterized made 5 *severe acute respiratory syndrome coronavirus 2, (SARS-CoV-2)

Humoral Immunogenicity of CoV2 mRNA/LNP Vaccine in Cynomolgus Monkeys Induction of Robust Binding and Neutralizing Antibody Activities SARS-CoV2 ELISA vs pre-S dTM 4 Microneutralization 10 3 10 2 10 1 10 0 10 Timepoint (d) -4 14 21 28 35 42 -4 14 21 28 35 42 -4 14 21 28 35 42 -4 14 21 28 35 42 Day Day 0 14 21 28 35 42 0 14 21 28 35 42 0 14 21 28 35 42 Conv. 15mg 45mg 135mg Sera 15mg 45mg 135mg 15mg 45mg 135mg I.M. immunizations at Day 0, 21 6 MN Titer (IC50)Humoral Immunogenicity of CoV2 mRNA/LNP Vaccine in Cynomolgus Monkeys Induction of Robust Binding and Neutralizing Antibody Activities SARS-CoV2 ELISA vs pre-S dTM 4 Microneutralization 10 3 10 2 10 1 10 0 10 Timepoint (d) -4 14 21 28 35 42 -4 14 21 28 35 42 -4 14 21 28 35 42 -4 14 21 28 35 42 Day Day 0 14 21 28 35 42 0 14 21 28 35 42 0 14 21 28 35 42 Conv. 15mg 45mg 135mg Sera 15mg 45mg 135mg 15mg 45mg 135mg I.M. immunizations at Day 0, 21 6 MN Titer (IC50)

T Cell Immunogenicity of CoV2 mRNA/LNP Vaccine in Cynomolgus Monkeys Induction of TH1 Biased T cell Response at Day 42 IFNg (TH1) IL-13 (TH2) Peptide Pool: S1 IFNg (TH1) IL-13 (TH2) Peptide Pool: S2 7T Cell Immunogenicity of CoV2 mRNA/LNP Vaccine in Cynomolgus Monkeys Induction of TH1 Biased T cell Response at Day 42 IFNg (TH1) IL-13 (TH2) Peptide Pool: S1 IFNg (TH1) IL-13 (TH2) Peptide Pool: S2 7

Summary • SP is developing 2 COVID-19 vaccine approaches that will advance to clinical testing in Sept-Nov 2020; both candidates are manufacturable at scale needed to address the global pandemic. • Two immunizations of SP’s mRNA or adjuvanted recombinant vaccines into non- human primates induce high neutralizing titers that are comparable to the upper range of those observed in infected humans; pre-clinical efficacy results are forthcoming. • SP’s mRNA and adjuvanted recombinant vaccines induce in non-human primates TH1-biased and mixed TH1/TH2 T cell responses, respectively. • Multi-lateral partnerships (funders, government and academic institutions, private industry) are critical to advance these vaccine solutions at a pandemic pace. 8Summary • SP is developing 2 COVID-19 vaccine approaches that will advance to clinical testing in Sept-Nov 2020; both candidates are manufacturable at scale needed to address the global pandemic. • Two immunizations of SP’s mRNA or adjuvanted recombinant vaccines into non- human primates induce high neutralizing titers that are comparable to the upper range of those observed in infected humans; pre-clinical efficacy results are forthcoming. • SP’s mRNA and adjuvanted recombinant vaccines induce in non-human primates TH1-biased and mixed TH1/TH2 T cell responses, respectively. • Multi-lateral partnerships (funders, government and academic institutions, private industry) are critical to advance these vaccine solutions at a pandemic pace. 8